                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

The undersigned,

1)       being officers and trustees/directors of:

         a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

         b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

         c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

         d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

         e) each of the Van Kampen Income Trust and Van Kampen Bond Fund (the "Delaware Closed-End Trusts"), each a Delaware statutory trust,

         f) each of the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trusts"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trusts and Pennsylvania Closed-End Trusts are referred to herein as the "Closed-End Funds");

2) being officers and trustees, with the exception of Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Mitchell M. Merin (Mr. Merin is president but not a trustee), Jack E. Nelson and Suzanne H. Woolsey, of:

         a) each of the Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund (the "Senior Loan Funds"), each a Massachusetts business trust;

3)       being officers and managing general partners of:

         a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")


do hereby, in the capacities shown below, appoint Stefanie Chang Yu, Amy Doberman and Lou Anne McInnis each of New York, New York, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: January 26, 2005


        Signature                                                                  Title
        ---------                                                                  -----

                                                         President and Trustee/Director/Managing General Partner
--------------------------------------
        Mitchell M. Merin

                                                         Executive Vice President and Principal Executive Officer
--------------------------------------
        Ronald E. Robison

                                                                   Chief Financial Officer and Treasurer
--------------------------------------
        James W. Garrett

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        David C. Arch

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Jerry D. Choate

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Rod Dammeyer

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Linda Hutton Heagy

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        R. Craig Kennedy

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Howard J Kerr

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Jack E. Nelson

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Richard F. Powers, III

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Hugo F. Sonnenschein

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Wayne W. Whalen

                                                                  Trustee/Director/Managing General Partner
--------------------------------------
        Suzanne H. Woolsey

                                   SCHEDULE 1
                                   ----------


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY AND INCOME FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH YIELD FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED DURATION FUND
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST

                                   SCHEDULE 2
                                   ----------

VAN KAMPEN MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
VAN KAMPEN HIGH INCOME TRUST
VAN KAMPEN HIGH INCOME TRUST II
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                                                                      APPENDIX A

Approval of Authorization

RESOLVED, that Mr. Ronald E. Robison and Mr. James W. Garrett, Principal Executive Officer and Chief Financial Officer, respectively, be and they hereby are authorized to sign any registration statement or any supplement or amendment thereto (a "Registration Statement") on behalf of the Funds pursuant to a power of attorney, dated January 26, 2005, granted to each of the attorneys-in-fact referenced therein; and

FURTHER RESOLVED, that the execution and filing of any Registration Statement and the performance of such acts by such attorneys-in-fact shall be conclusive evidence of approval thereof and authority therefore from each Fund and the approval by each Fund of the documents so filed or action so taken.

Pursuant to the requirement of Rule 483 of the Securities Act of 1933, as amended, the undersigned hereby certifies that the above resolutions were approved by the Board of Trustees or Directors of the Funds on March 3, 2005.

/s/ Stefanie Chang Yu
---------------------
Stefanie Chang Yu
Secretary